EXHIBIT 99.2

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Revenue	$250,635	$217,004	$705,584	$642,220
Costs and expenses:
Cost of operations	149,270	123,360	410,556	379,101
Development and engineering	11,334	10,869	32,654	32,640
Sales, marketing, general and administrative	72,450	66,883	209,917	218,501
Depreciation, amortization and other	11,097	32,073	52,961	95,575
Legal expense	493	—	493	—
Restructuring and integration benefit	—	2,100	—	5,850
Gain on investments	3,039	681	3,222	6,547
Interest income	6,401	5,222	16,434	14,341
Interest expense	4,703	2,819	10,444	5,677
Other income	—	2,323	1,118	2,323

Income (loss) from continuing operations before income tax provision (benefit)	10,728	(8,674)	9,333	(60,213)
Income tax provision (benefit)	1,273	(12,103)	3,261	(10,700)

Income (loss) from continuing operations	9,455	3,429	6,072	(49,513)
Income (loss) from discontinued operations, net of income taxes	(3,366)	1,109	(33,611)	2,240

Net income (loss)	$6,089	$4,538	$(27,539)	$(47,273)

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.03	$0.01	$0.02	$(0.16)
Income (loss) from discontinued operations	(0.01)	0.01	(0.11)	0.01

Net income (loss)	$0.02	$0.02	$(0.09)	$(0.15)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.03	$0.01	$0.02	$(0.16)
Income (loss) from discontinued operations	(0.01)	0.00	(0.10)	0.01

Net income (loss)	$0.02	$0.01	$(0.08)	$(0.15)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	305,471	297,352	304,121	306,161

Diluted	328,463	308,537	326,396	306,161

WebMD CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Revenues
Transaction services	$131,977	$115,026	$365,491	$350,157
Physician services	75,487	70,581	224,295	202,738
Portal services	31,164	19,851	79,882	54,991
Plastic technologies (a)	19,093	16,803	55,015	49,552
Inter-segment eliminations	(7,086)	(5,257)	(19,099)	(15,218)

	$250,635	$217,004	$705,584	$642,220

Income (loss) before restructuring, taxes, non-cash and other items
Transaction services	$21,767	$24,327	$68,160	$60,129
Physician services	3,686	7,174	16,342	19,660
Portal services	8,712	3,577	18,922	(3,479)
Plastic technologies (a)	5,690	5,125	15,857	15,526
Corporate	(12,809)	(11,493)	(37,652)	(38,741)
Interest income	6,401	5,222	16,434	14,341
Interest expense	(4,703)	(2,819)	(10,444)	(5,677)

	28,744	31,113	87,619	61,759

Basic income per common share before restructuring, taxes, non-cash and other items (b)	$0.09	$0.10	$0.29	$0.20

Diluted income per common share before restructuring, taxes, non-cash and other items (b)	$0.09	$0.10	$0.27	$0.20

Restructuring, taxes, non-cash and other items (c)
Depreciation, amortization and other	(11,097)	(32,073)	(52,961)	(95,575)
Amortization of prepaid content and services (included in cost of operations)	(1,105)	(453)	(1,932)	(2,176)
Amortization of prepaid content and services (included in sales, marketing, general and administrative)	(4,970)	(5,696)	(16,292)	(17,382)
Non-cash stock compensation (included in sales, marketing, general and administrative)	(3,390)	(6,669)	(10,948)	(21,559)
Restructuring and integration benefit	—	2,100	—	5,850
Legal expense	(493)	—	(493)	—
Gain on investments	3,039	681	3,222	6,547
Income tax (provision) benefit	(1,273)	12,103	(3,261)	10,700
Other income	—	2,323	1,118	2,323

Income (loss) from continuing operations	9,455	3,429	6,072	(49,513)

Income (loss) from discontinued operations, net of income taxes	(3,366)	1,109	(33,611)	2,240

Net income (loss)	$6,089	$4,538	$(27,539)	$(47,273)

Basic income (loss) per common share:
Income (loss) from continuing operations	$0.03	$0.01	$0.02	$(0.16)
Income (loss) from discontinued operations	(0.01)	0.01	(0.11)	0.01

Net income (loss)	$0.02	$0.02	$(0.09)	$(0.15)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.03	$0.01	$0.02	$(0.16)
Income (loss) from discontinued operations	(0.01)	0.00	(0.10)	0.01

Net income (loss)	$0.02	$0.01	$(0.08)	$(0.15)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	305,471	297,352	304,121	306,161

Diluted	328,463	308,537	326,396	306,161

(a)	Effective August 1, 2003, the Company completed the sale of two operating units of its Plastic Technologies segment, Porex Bio Products, Inc. and Porex Medical Products, Inc., in two separate transactions. Beginning in the quarter ended September 30, 2003, the Company’s consolidated financial statements reflect these operating units as discontinued operations for all prior periods. The above segment information reflects these operating units as discontinued operations for the current and prior periods.

(b)	Basic and diluted income (loss) per common share before restructuring, taxes, non-cash and other items is based on the weighted-average shares outstanding used in computing basic and diluted income (loss) per common share.

(c)	Reconciliation of income (loss) before restructuring, taxes, non-cash and other items to income (loss) from continuing operations.

WebMD CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2003	2002

	(Unaudited)
Assets
Cash and cash equivalents	$83,872	$175,596
Short-term investments	211,378	10,888
Accounts receivable, net	172,988	163,244
Inventory	11,120	9,976
Current portion of prepaid content and distribution services	23,582	25,406
Assets of discontinued operations	—	94,056
Other current assets	23,810	25,814

Total current assets	526,750	504,980

Marketable debt securities	678,315	449,289
Marketable equity securities	5,681	7,427
Property and equipment, net	80,264	70,488
Prepaid content and distribution services	32,670	48,532
Goodwill	667,444	586,043
Intangible assets, net	91,806	73,222
Other assets	34,733	26,267

	$2,117,663	$1,766,248

Liabilities and Stockholders’ Equity
Accounts payable	$10,389	$10,063
Accrued expenses	217,479	208,342
Deferred revenue	83,959	81,179
Liabilities of discontinued operations	—	12,365

Total current liabilities	311,827	311,949

Convertible subordinated notes	649,999	300,000
Other long-term liabilities	1,338	498

Stockholders’ equity	1,154,499	1,153,801

	$2,117,663	$1,766,248

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	September 30,

	2003	2002

Cash flows from operating activities:
Net loss	$(27,539)	$(47,273)
Adjustments to reconcile net loss to net cash provided by operating activities:
(Income) loss from discontinued operations	33,611	(2,240)
Depreciation, amortization and other	52,961	95,575
Amortization of debt issuance costs	1,505	740
Non-cash content and distribution services	18,224	19,558
Non-cash stock based compensation	10,948	21,559
Gain on investments	(3,222)	(6,547)
Changes in operating assets and liabilities:
Accounts receivable	3,580	5,226
Inventory	(1,144)	711
Federal income tax receivable	—	(12,887)
Prepaid content and distribution services	(537)	(201)
Accounts payable	(775)	(3,220)
Accrued expenses	(12,174)	(10,216)
Deferred revenue	(2,228)	6,822
Other, net	5,685	(8,001)

Net cash provided by continuing operations	78,895	59,606
Net cash provided by discontinued operations	5,130	5,809

Net cash provided by operating activities	84,025	65,415
Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	11,322	106,108
Proceeds from maturities and redemptions of held-to-maturity securities	157,919	59,095
Purchases of available-for-sale securities	(7,754)	(206,983)
Purchases of held-to-maturity securities	(590,113)	(300,970)
Purchases of property and equipment	(13,643)	(20,737)
Proceeds received from sale of discontinued operations	46,500	—
Cash paid in business combinations, net of cash acquired	(133,471)	(9,929)
Other changes in equity of discontinued operations	1,754	7,511

Net cash used in continuing operations	(527,486)	(365,905)
Net cash used in discontinued operations	(2,529)	(9,184)

Net cash used in investing activities	(530,015)	(375,089)
Cash flows from financing activities:
Proceeds from issuance of common stock	35,367	14,313
Payments of notes payable and other	(211)	(2,899)
Redemption of Series B Preferred Stock	—	(10,000)
Purchases of treasury shares	(18,125)	(103,784)
Net proceeds from issuance of convertible debt	339,125	292,000

Net cash provided by continuing operations	356,156	189,630
Net cash used in discontinued operations	(6,546)	(1,147)

Net cash provided by financing activities	349,610	188,483
Effect of exchange rates on cash	711	765

Net decrease in cash and cash equivalents	(95,669)	(120,426)
Changes in cash attributable to discontinued operations	3,945	4,522
Cash and cash equivalents at beginning of period	175,596	278,513

Cash and cash equivalents at end of period	$83,872	$162,609